SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant X

Filed by a Party other than the Registrant

Check the appropriate box:

         Preliminary Proxy Statement

         Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
         Definitive Proxy Statement
X        Definitive Additional Materials
         Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            CAPITOL FEDERAL FINANCIAL
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X       No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                  (set forth the amount on which the filing fee is calculated and state how it was determined)

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

                  Fee paid previously with preliminary materials.

                  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

This is the definitive proxy material relating to the Company's upcoming special meeting of shareholders revised to include the definitive copies of the benefit plans being voted upon at the meeting.

                     [CAPITOL FEDERAL FINANCIAL LETTERHEAD]





                                                                  March 15, 2000





Dear Fellow Shareholder:

     On behalf of the Board of Directors and management of Capitol Federal Financial, we cordially invite you to attend the special meeting of the Capitol Federal Financial shareholders. The meeting will be held at 10:00 a.m. local time on Tuesday, April 18, 2000 at the Hill's Festival Hall, lower level, Topeka Performing Arts Center located at 214 SE 8th Street, Topeka, Kansas.

     Shareholders are being asked to consider and vote upon proposals to approve our 2000 Stock Option and Incentive Plan and 2000 Recognition and Retention Plan. The Board of Directors has carefully considered both of these proposals and believes that approval of these plans will enhance our ability to recruit and retain quality directors and management. Accordingly, the Board of Directors unanimously recommends that you vote "FOR" both of the proposals.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     Your Board of Directors and management are committed to the success of Capitol Federal Financial and the enhancement of your investment. As Chairman of the Board and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                               Very truly yours,




                               JOHN C. DICUS
                               Chairman of the Board and Chief Executive Officer

                     [CAPITOL FEDERAL FINANCIAL LETTERHEAD]




                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2000


     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of Capitol Federal Financial will be held as follows:


TIME................................. 10:00 a.m. local time
                                      Tuesday, April 18, 2000

PLACE................................ Hill's Festival Hall, lower level
                                      Topeka Performing Arts Center
                                      214 SE 8th Street
                                      Topeka, Kansas

ITEMS OF BUSINESS.................... (1) To adopt the Capitol Federal Financial
                                          2000 Stock Option and Incentive Plan.

                                      (2) To adopt the Capitol Federal Financial
                                          2000 Recognition and Retention Plan.

                                      (3) To  transact  such  other  business as
                                          may properly come  before  the meeting
                                          and any adjournment thereof.

RECORD DATE..........................  Holders  of  Capitol  Federal   Financial
                                       common  stock  of  record at the close of
                                       business on March 3, 2000,  are  entitled
                                       to vote at the meeting or any adjournment
                                       thereof.  A complete list of shareholders
                                       entitled to vote at the  special  meeting
                                       will be  available  for  your  inspection
                                       at our  executive offices during  the  20
                                       days prior to the special meeting, as well as at the special meeting.

PROXY VOTING.........................  It  is  important  that  your  shares  be represented and voted at the meeting. You
                                       can  vote  your  shares by completing and
                                       returning   the   enclosed   proxy  card.
                                       Registered    shareholders,    that   is,
                                       shareholders   who  hold  their stock  in
                                       their  own  name,  can  also  vote  their
                                       shares over the Internet or by telephone.
                                       If  Internet   or   telephone  voting  is
                                       available to you, voting instructions are printed on the proxy card sent to you. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE ACT TODAY.

                               BY ORDER OF THE BOARD OF DIRECTORS



                               JOHN C. DICUS
                               Chairman of the Board and Chief Executive Officer

Topeka, Kansas
March 15, 2000

                            CAPITOL FEDERAL FINANCIAL
                                700 Kansas Avenue
                              Topeka, Kansas 66603
                                 (785) 235-1341

                  --------------------------------------------


                                 PROXY STATEMENT

                  --------------------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                                 April 18, 2000



TABLE OF CONTENTS

                                                                                                               PAGE

INTRODUCTION......................................................................................................1

INFORMATION ABOUT THE SPECIAL MEETING.............................................................................2
         What is the purpose of the special meeting?..............................................................2
         Who is entitled to vote?.................................................................................2
         What if my shares are held in "street name" by a broker?.................................................2
         What if my shares are held in Capitol Federal Financial's employee stock ownership plan?.................2
         How many shares must be present to hold the meeting?.....................................................2
         What if a quorum is not present at the meeting?..........................................................3
         How do I vote?...........................................................................................3
         Can I vote by telephone or on the Internet if I am not a registered shareholder?.........................3
         Can I change my vote after I submit my proxy?............................................................3
         How does the board of directors recommend I vote on the proposals?.......................................3
         What if I do not specify how my shares are to be voted?..................................................3
         Will any other business be conducted at the meeting?.....................................................4
         How many votes are required to approve the proposals?....................................................4
         How will abstentions be treated?.........................................................................4
         How will broker non-votes be treated?....................................................................4

STOCK OWNERSHIP...................................................................................................4
         Stock Ownership of Significant Shareholders, Directors and Executive Officers............................4

PROPOSAL I CAPITOL FEDERAL FINANCIAL 2000 STOCK OPTION AND INCENTIVE PLAN.........................................6
         Purpose  ................................................................................................6
         Administration of the Stock Option Plan..................................................................6
         Number of Shares That May Be Awarded.....................................................................6
         Reload Feature...........................................................................................7
         Eligibility to Receive Awards............................................................................7
         Exercise Price of Awards.................................................................................7
         Exercisability of Awards and Other Terms and Conditions..................................................7
         Transferability of Awards................................................................................8
         Effect of Merger on Option or Right......................................................................8
         Amendment and Termination................................................................................8
         Federal Income Tax Consequences..........................................................................9
         Awards Under the Stock Option Plan......................................................................10
         Vote Required for Approval..............................................................................11


                                                         i




PROPOSAL II CAPITOL FEDERAL FINANCIAL 2000 RECOGNITION AND RETENTION PLAN........................................11
         Purpose  ...............................................................................................11
         Administration of the Recognition and Retention Plan....................................................11
         Number of Shares That May Be Awarded....................................................................12
         Transferability of Awards...............................................................................12
         Terms and Conditions of Awards under the Recognition and Retention Plan.................................12
         Amendment of the Recognition and Retention Plan.........................................................13
         Federal Income Tax Consequences.........................................................................13
         Awards Under the Recognition and Retention Plan.........................................................14
         Vote Required for Approval..............................................................................14

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.................................................................15
         Director Compensation...................................................................................15
         Executive Compensation..................................................................................15
         Employee's Pension Plan.................................................................................16

OTHER MATTERS....................................................................................................16

ADDITIONAL INFORMATION...........................................................................................16
         Proxy Solicitation Costs................................................................................16
         Shareholder Proposals for 2001 Annual Meeting...........................................................17


                            CAPITOL FEDERAL FINANCIAL
                                700 Kansas Avenue
                              Topeka, Kansas 66603
                                 (785) 235-1341


                  --------------------------------------------


                                 PROXY STATEMENT

                  --------------------------------------------



                                  INTRODUCTION

     The Capitol Federal Financial board of directors is using this proxy statement to solicit proxies from the holders of common stock of Capitol Federal Financial for use at the company's upcoming special meeting of shareholders. The special meeting of shareholders will be held on Tuesday, April 18, 2000 at 10:00 a.m. local time, at the Hill's Festival Hall, lower level, Topeka Performing Arts Center, 214 SE 8th Street, Topeka, Kansas. At the meeting, shareholders will be asked to vote on two proposals. The proposals are set forth in the accompanying Notice of Special Meeting of Shareholders and are described in more detail below. Shareholders also will consider any other matters that may properly come before the meeting, although the board of directors knows of no other business to be presented. Capitol Federal Financial is referred to in this proxy statement from time to time as "Capitol Federal Financial" or the "Company."

     By submitting your proxy, either by executing and returning the enclosed proxy card or by voting electronically via the Internet or by telephone, you authorize the Company's board of directors to represent you and vote your shares at the meeting in accordance with your instructions. The board of directors also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

     This proxy statement and the accompanying materials are being mailed to shareholders on or about March 14, 2000.

     YOUR PROXY VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY EITHER IN THE ENCLOSED ENVELOPE, VIA THE INTERNET OR BY TELEPHONE.

                      INFORMATION ABOUT THE SPECIAL MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

         At the special meeting, shareholders will be asked to vote on the following proposals:

     Proposal 1. Adoption of the Capitol Federal Financial 2000 Stock Option and
                 Incentive Plan.

     Proposal 2. Adoption of the Capitol Federal  Financial 2000 Recognition and
                 Retention Plan.

The shareholders also will transact any other business that may properly come before the meeting. Members of our management team will be present at the meeting to respond to appropriate questions from shareholders.

WHO IS ENTITLED TO VOTE?

     The record date for the meeting is March 3, 2000. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. The only class of stock entitled to be voted at the meeting is the Capitol Federal Financial common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 87,449,087 shares of common stock outstanding.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

     If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Under The Nasdaq Stock Market rules, both proposals set forth in this proxy statement are considered "non-discretionary" items and, therefore, your broker may not vote your shares on either proposal without instructions from you. Shares treated as broker non-votes will be included for purposes of calculating the presence of a quorum, which is necessary in order for us to conduct the meeting, but are not otherwise counted as shares entitled to vote on a proposal.

WHAT IF MY SHARES ARE HELD IN CAPITOL FEDERAL FINANCIAL'S EMPLOYEE STOCK OWNERSHIP PLAN?

     We maintain an employee stock ownership plan which owns approximately 4.0 percent of Capitol Federal Financial common stock. Employees of Capitol Federal Financial and our subsidiary, Capitol Federal Savings Bank participate in the employee stock ownership plan. Each participant instructs the trustee of the plan how to vote the shares of common stock allocated to his or her account under the employee stock ownership plan. If a participant properly executes the voting instruction card distributed by the trustee, the trustee will vote the participant's shares in accordance with the instructions. Where properly executed voting instruction cards are returned to the trustee with no specific instruction as how to vote at the special meeting, the trustee will vote the shares "FOR" each of the proposals set forth in this proxy statement. In the event the participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her employee stock ownership plan account, the trustee will vote such shares "FOR" each of the proposals set forth in this proxy statement. The trustee will vote the shares of Capitol Federal Financial common stock held in the employee stock ownership plan but not allocated to any participant's account in the same proportion as directed by the participants who directed the trustee as to the manner of voting their allocated shares in the employee stock ownership plan with respect to each such proposal.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

     A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

         If a quorum is not present at the scheduled time of the meeting, the shareholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

HOW DO I VOTE?

         1. YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

         2. YOU MAY VOTE BY TELEPHONE. If you are a registered shareholder, that is, if you hold your stock in your own name, you may vote by telephone by following the instructions included on the proxy card. If you vote by telephone, you do not have to mail in your proxy card.

         3. YOU MAY VOTE ON THE INTERNET. If you are a registered shareholder, that is, if you hold your stock in your own name, you may vote on the Internet by following the instructions included on the proxy card. If you vote on the Internet, you do not have to mail in your proxy card.

         4. YOU MAY VOTE IN PERSON AT THE MEETING. If you plan to attend the special meeting and wish to vote in person, we will give you a ballot at the special meeting. However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of Capitol Federal Financial common stock on March 3, 2000, the record date for voting at the special meeting.

CAN I VOTE BY TELEPHONE OR ON THE INTERNET IF I AM NOT A REGISTERED SHAREHOLDER?

         If your shares are held in "street name" by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the Internet.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

         Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

     o    signing another proxy with a later date;
     o voting by telephone or on the Internet -- your latest telephone or Internet vote will be counted;
     o giving written notice of the revocation of your proxy to the Secretary of Capitol Federal Financial prior to the special meeting; or
     o    voting in person at the special meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

         Your board of directors recommends that you vote:

     o FOR adoption of the Capitol Federal Financial 2000 Stock Option and Incentive Plan; and
     o FOR adoption of the Capitol Federal Financial 2000 Recognition and Retention Plan.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

     If  you  submit  an  executed   proxy  but  do  not   indicate  any  voting
instructions, your shares will be voted:

     o FOR adoption of the Capitol Federal Financial 2000 Stock Option and Incentive Plan; and
     o FOR adoption of the Capitol Federal Financial 2000 Recognition and Retention Plan.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE MEETING?

     The board of directors knows of no other business that will be presented at the meeting. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE PROPOSALS?

     Approval of the Capitol Federal Financial 2000 Stock Option Plan and the Capitol Federal Financial 2000 Recognition and Retention Plan requires the affirmative vote of the majority of shares cast, in person or by proxy, at the special meeting by shareholders of Capitol Federal Financial common stock. Capitol Federal Savings Bank MHC, which owns 57.03% of Capitol Federal Financial, intends to vote its shares in favor of the proposals.

HOW WILL ABSTENTIONS BE TREATED?

     If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. In addition, if you abstain from voting on a proposal, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effect as a vote against the proposal.

HOW WILL BROKER NON-VOTES BE TREATED?

     Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Consequently, broker non-votes will not be counted in determining the number of shares necessary for approval of the plans and will, therefore, reduce the absolute number, but not the percentage, of the affirmative votes required for approval of these proposals.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF SIGNIFICANT SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table presents information regarding the beneficial ownership of Capitol Federal Financial common stock as of March 3, 2000, by:

     o those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of Capitol Federal Financial;

     o    each director of Capitol Federal Financial;

     o each officer of Capitol Federal Financial named in the "Summary Compensation Table" appearing below; and

     o all of the executive officers and directors of Capitol Federal Financial as a group.

     The persons named in the following table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as Capitol Federal Financial. An asterisk (*) in the tables indicates that an individual beneficially owns less than one percent of the outstanding common stock of Capitol Federal Financial. Beneficial ownership is determined in accordance with the rules of the SEC. As of March 3, 2000, there were 87,449,087 shares of Capitol Federal Financial common stock outstanding.



                                                                                                        Percent of
                                                                                      Beneficial       Common Stock
                         Name of Beneficial Owner                                    Ownership(1)      Outstanding
---------------------------------------------------------------------------    -----------------    ------------------
Significant Shareholder
Capitol Federal Savings Bank MHC                                                      52,192,817          59.7%
700 Kansas Avenue
Topeka, Kansas  66603(1)

Directors and Named Executive Officers
B. B. Andersen, Director                                                                52,306(2)           *
John C. Dicus, Chairman, Chief Executive Officer and Director                           54,545(2)           *
John B. Dicus, President, Chief Operating Officer and Director                          52,345(2)           *
Frederick P. Reynolds, Director                                                         50,000(2)           *
Robert B. Maupin, Director                                                              53,500(2)           *
Carl W. Quarnstrom, Director                                                            10,000(2)           *
Marilyn S. Ward, Director                                                               10,000(2)           *
Stanley F. Mick, Executive Vice President and Chief Lending Officer                       12,045            *
Neil F.M. McKay, Executive Vice President, Chief Financial Officer and                     7,045            *
 Treasurer
Larry K. Brubaker, Executive Vice President for Corporate Services                        22,873            *
Directors and executive officers of Capitol Federal Financial                            379,023            *
 as a group (16 persons)(2)
-------------------

(1) As reported by Capitol Federal Savings Bank MHC in a Schedule 13D dated March 31, 1999, which reported sole voting and dispositive power with respect to 52,192,817 shares.
(2) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the individual's or group members' families, or held by trusts of which the individual or group member is a trustee or substantial beneficiary, with respect to which shares the individual or group member may be deemed to have sole or shared voting and/or investment powers.


                                   PROPOSAL I

         CAPITOL FEDERAL FINANCIAL 2000 STOCK OPTION AND INCENTIVE PLAN

PURPOSE

     The purpose of the 2000 stock option plan is to promote the long-term success of Capitol Federal Financial and increase shareholder value by:

     o    attracting and retaining key employees and directors;

     o encouraging directors and key employees to focus on long-range objectives; and

     o further linking the interests of directors, officers and employees directly to the interests of the shareholders.

In furtherance of these objectives, our board of directors has adopted the stock option plan, subject to approval by the shareholders at the special meeting. A summary of the stock option plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the stock option plan, a copy of which is attached to this document as Appendix A.

ADMINISTRATION OF THE STOCK OPTION PLAN

     The stock option plan will be administered by a committee of two or more members, each of whom must be a "non-employee director" and an "outside director," as those terms are defined in the stock option plan. The stock benefit plan committee will:

     o select persons to receive options or stock appreciation rights from among the eligible participants;

     o determine the types of awards and the number of shares to be awarded to participants;

     o set the terms, conditions and provisions of the options or stock appreciation rights consistent with the terms of the stock option plan; and

     o    establish rules for the administration of the stock option plan.

The committee has the power to interpret the stock option plan and to make all other determinations necessary or advisable for its administration.

     In granting awards under the stock option plan, the committee will consider, among other factors, the position and years of service of the individual, the value of the individual's services to Capitol Federal Financial and its subsidiaries and the added responsibilities of these individuals as employees, directors and officers of a public company.

NUMBER OF SHARES THAT MAY BE AWARDED

     Under the stock option plan, the committee may grant awards for an aggregate of 3,780,718 shares of Capitol Federal Financial common stock. This amount represents 10.0 percent of the shares sold in our initial public offering in March 1999 and 4.3 percent of our issued and outstanding shares of common stock as of March 3, 2000. These awards may be in the form of (i) options to purchase shares of common stock for cash and/or (ii) stock appreciation rights granting the right to receive the excess of the market value of the shares of common stock represented by the stock appreciation rights on the date exercised over the exercise price. Stock options and stock appreciation rights are sometimes collectively referred to in this proxy statement as "awards." The stock option plan also provides that no person may be granted options for more than 1,000,000 shares during any fiscal year.

     The 3,780,718 shares of Capitol Federal Financial common stock available under the stock option plan are subject to adjustment in the event of certain corporate reorganizations. As described in greater detail below, the total number of shares reserved for issuance under the stock option plan may increase over time as a result of the "reload" feature contained in the stock option plan. Awards that expire or are terminated unexercised will be available again for issuance under the stock option plan.

     The stock option plan provides for the use of authorized but unissued shares or treasury shares. Treasury shares are previously issued and outstanding shares of Capitol Federal Financial common stock which are no longer outstanding as a result of having been repurchased or otherwise reacquired by the company. We intend to fund the exercise of stock options with treasury shares to the extent available. To the extent we use authorized but unissued shares, rather than treasury shares, to fund exercise of stock options under the plan, the exercise of stock options will have the effect of diluting the holdings of persons who own our common stock. Assuming all options under the stock option plan are awarded and exercised through the use of authorized but unissued common stock, current shareholders would be diluted by approximately 2.5 percent. Some additional dilution may occur as a result of the stock option plan's "reload" feature, however, we would not expect such additional dilution to be material.

RELOAD FEATURE

     The number of shares available for awards under the stock option plan may be increased, from time to time and without shareholder approval, as a result of the plan's "reload" provision. Under the "reload" provision additional shares may be added to the remaining shares available under the plan as follows:

         (i) the cash proceeds received by us from the exercise of stock options granted under the plan may be used to repurchase shares of Capitol Federal Financial common stock with an aggregate price no greater than such cash proceeds; and

         (ii) any shares of Capitol Federal Financial common stock surrendered to us in payment of the exercise price of stock options granted under the plan will be made available for future awards.

ELIGIBILITY TO RECEIVE AWARDS

     The committee may grant options to directors, advisory directors, officers and employees of Capitol Federal Financial and its subsidiaries. The committee will select persons to receive options among the eligible participants and determine the number of shares underlying the options to be granted. There are currently 810 individuals who are eligible to receive awards under the stock option plan.

EXERCISE PRICE OF AWARDS

     Under the terms of the stock option plan, the committee may grant stock appreciation rights or options to purchase shares of Capitol Federal Financial common stock at a price which may not be less than the fair market value of the common stock, as determined by the mean between the closing bid and asked quotations on The Nasdaq Stock Market on the date the option is granted. The mean between the closing bid and asked quotations on The Nasdaq Stock Market on March 3, 2000 was $9.39.

EXERCISABILITY OF AWARDS AND OTHER TERMS AND CONDITIONS

     STOCK OPTIONS. Generally, options under the stock option plan may not be exercised later than 15 years after the grant date. Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the stock option plan may be designated "incentive stock options." Incentive stock options may not be exercised later than ten years after the grant date. Options which are not designated and do not otherwise qualify as incentive stock options in this document are referred to as "non-qualified stock options."

     The committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price with respect to the stock option may be made. Unless otherwise determined by the committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for the lesser of (i) three years following such termination of service or (ii) until the expiration of the stock option by its terms. Upon termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

     STOCK APPRECIATION RIGHTS. The committee may grant stock appreciation rights at any time, whether or not the participant then holds stock options. A stock appreciation right gives the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price. Stock appreciation rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a stock appreciation right, the holder will receive the amount due in cash or shares, or a combination of both, as determined by the committee. Stock appreciation rights may be related to stock options ("tandem stock appreciation rights"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

     Stock appreciation rights will require an expense accrual by Capitol Federal Financial each year for the appreciation on the stock appreciation rights which it anticipates will be exercised. The amount of the accrual is dependent upon whether and the extent to which the stock appreciation rights are granted and the amount, if any, by which the market value of the stock appreciation rights exceeds the exercise price.

     ACCELERATION OF VESTING REQUIREMENTS. The committee has the right to determine the terms and conditions upon which an award shall be granted. Accordingly, the committee may provide in the applicable award agreement, among other provisions not inconsistent with the stock option plan, that upon the occurrence of certain events, such as involuntary termination of an employee, a holder of any unexpired option under the stock option plan will have the right to exercise the option in whole or in part without regard to the date the option would be first exercisable. In addition, the stock option plan provides that upon the occurrence of a change in control of Capitol Federal Financial a holder of any unexpired option under the stock option plan will have the right to exercise the option in whole or in part without regard to the date the option would be first exercisable.

TRANSFERABILITY OF AWARDS

     An incentive stock option awarded under the stock option plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance. An award other than an incentive stock option may be transferred during the lifetime of the holder to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the holder's immediate family or to a trust for the benefit of any member of the holder's immediate family.

EFFECT OF MERGER ON OPTION OR RIGHT

     Upon a merger or other business combination of Capitol Federal Financial in which it is not the surviving entity, the stock option plan provides that each holder of an unexpired award will have the right, after consummation of such transaction and during the remaining term of the award, to receive upon exercise of the award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the award, multiplied by the number of shares of common stock with respect to which the award is exercised. This amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in the merger, consolidation or combination, or partly in cash and partly in one or more of the kind or kinds of property, all in the discretion of the committee.

AMENDMENT AND TERMINATION

     The stock  option  plan  shall  continue  in effect for a term of 15 years, after which no further awards may be granted under the stock option plan. The board of directors may at any time amend, suspend or terminate the stock option plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the stock option plan that will (i) increase the aggregate number of securities which may be issued under the plan, except as specifically set forth under the stock option plan, (ii) materially increase the benefits accruing to participants under the stock option plan, (iii) materially change the requirements as to eligibility for participation in the stock option plan, or (iv) change the class of persons eligible to participate in the stock option plan. No amendment, suspension or termination of the stock option plan, however, will impair the rights of any participant, without his or her consent, in any award made under the stock option plan.

FEDERAL INCOME TAX CONSEQUENCES

     Under current federal tax law, the non-qualified stock options granted under the stock option plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to Capitol Federal Financial. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by Capitol Federal Financial. The optionee's tax basis for the shares is the market value of the shares at the time of exercise.

     Neither the grant nor the exercise of an incentive stock option under the stock option plan will result in any federal tax consequences to either the optionee or Capitol Federal Financial. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be taxed as ordinary income and Capitol Federal Financial will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

     The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise. Capitol Federal Financial will be entitled to a corresponding deduction.

AWARDS UNDER THE STOCK OPTION PLAN

     The following table presents information with respect to the options to purchase Capitol Federal Financial common stock granted under the stock option plan. The options are granted to our directors, officers and employees as incentives. Accordingly, we will not receive any cash consideration for the granting of the options. Payment in full of the option exercise price, however, must be made upon exercise of any option. The option awards are subject to approval of the stock option plan by our shareholders. On March 8, 2000, the latest practicable date available prior to mailing this proxy statement, the mean between the closing bid and asked quotations on The Nasdaq Stock Market was $9.42 per share.

                           Capitol Federal Financial 2000 Stock Option and Incentive Plan
--------------------------------------------------------------------------------------------------------------------
                                                                                          Dollar             Number
                               Name and Position                                         Value(1)          of Shares
--------------------------------------------------------------------------------------------------------------------
JOHN C. DICUS
  Chairman of the Board and Chief Executive Officer.............................          $ ---              500,000
JOHN B. DICUS
  Director, President and Chief Operating Officer...............................            ---              525,000
STANLEY F. MICK
 Executive Vice President and Chief Lending Officer.............................            ---              150,000
NEIL F. M. MCKAY
 Executive Vice President, Chief Financial Officer and Treasurer................            ---              150,000
LARRY K. BRUBAKER
 Executive Vice President for Corporate Services................................            ---              150,000
EXECUTIVE GROUP (11 persons)....................................................            ---            1,925,000
NON-EXECUTIVE DIRECTOR GROUP (5 persons)........................................            ---              500,000
NON-EXECUTIVE OFFICER EMPLOYEE GROUP (97 persons)...............................            ---              675,500
---------------------------

(1) Any value realized will be the difference between the exercise price and the market value upon exercise. Since the exercise price for the options will be set as of the date of shareholder approval, there is no current value.


     All options reflected in the table above have been granted, subject to shareholder approval of the stock option plan, as follows:

     (i) the exercise price of the stock options will be equal to the mean between the closing bid and asked quotations on The Nasdaq Stock Market of the Capitol Federal Financial common stock on the date of grant, which will be the date of this special meeting if our shareholders approve the stock option plan.

     (ii) All executive officers granted awards will receive incentive stock options to the maximum extent permitted by law, with the remainder of these options being non-qualified stock options. The non-executive director group will receive non-qualified stock options and the non-executive officer employee group will receive incentive stock options. The incentive stock options have a term of ten years and the non-qualified stock options have a term of 15 years.

     (iii) the stock options will vest in five equal installments with the first installment vesting on the date of shareholder approval of the stock option plan and the additional installments vesting ratably over the next four years on the anniversary of the date of shareholder approval of the stock option plan.

     (iv) the optionees generally may exercise their vested stock options, in whole or in part, at any time prior to, or within three months of, terminating their service with Capitol Federal Financial. If the optionee terminates service as a result of a disability, the exercise period is 12 months after termination of service. The exercise periods in the preceding sentences are extended for a 12-month period in the case of death of the optionee during these periods. If an optionee's service is terminated for cause, all of his or her rights under any unexercised options expire immediately upon his or her notice of the termination. Under no circumstances may an option holder exercise an option after the expiration of the option period.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the stock option plan. Capitol Federal Savings Bank MHC, which owns 57.03% of Capitol Federal Financial, intends to vote for approval of the stock option plan.

      Your Board of Directors recommends that you vote "FOR" this proposal.


                                   PROPOSAL II

          CAPITOL FEDERAL FINANCIAL 2000 RECOGNITION AND RETENTION PLAN

Purpose

         The purpose of the recognition and retention plan is to promote the long-term success of Capitol Federal Financial and increase shareholder value. The recognition and retention plan is a stock-based compensation plan designed to:

          o provide directors, advisory directors, officers and employees with a proprietary interest in Capitol Federal Financial in a manner designed to encourage such individuals to remain with the company;

          o reward directors, advisory directors, officers and employees for service; and

          o further link the interests of directors, officers and employees directly to the interests of the shareholders.

In furtherance of these objectives, our board of directors has adopted the recognition and retention plan, subject to approval by the shareholders at the special meeting. A summary of the recognition and retention plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the recognition and retention plan, a copy of which is attached to this document as Appendix B.

ADMINISTRATION OF THE RECOGNITION AND RETENTION PLAN

     The recognition and retention plan will be administered by the stock benefit plan committee of Capitol Federal Financial. The stock benefit plan committee will:

          o select persons to receive stock awards from among the eligible participants;

          o    determine the number of shares to be awarded to participants;

          o set the terms, conditions and provisions of the awards consistent with the terms of the recognition and retention plan; and

          o establish rules for the administration of the recognition and retention plan.

The stock benefit plan committee has the power to interpret the recognition and retention plan and to make all other determinations necessary or advisable for its administration.

     In determining to whom and in what amount to grant awards under the recognition and retention plan, the stock benefit plan committee consider the position, responsibilities and years of service of eligible individuals, the value of their services to Capitol Federal Financial and its subsidiaries and other factors it deems relevant.

NUMBER OF SHARES THAT MAY BE AWARDED

     Under the recognition and retention plan, the stock benefit plan committee may grant, from time to time, awards for an aggregate of 1,512,287 shares of Capitol Federal Financial common stock, subject to adjustment in the event of certain corporate reorganizations. This amount represents 4.0 percent of the shares sold in our initial public offering in March 1999 and 1.7 percent of our issued and outstanding shares of common stock as of March 3, 2000. Recognition and retention plan awards which are forfeited by a recipient will again be available for issuance under the plan.

     The recognition and retention plan provides for the use of authorized but unissued shares or treasury shares. We intend to fund the issuance of stock under the recognition and retention plan with treasury shares to the extent available. To the extent that treasury shares are not used to fund the issuance of stock under the recognition and retention plan, authorized but unissued shares of common stock will be issued to fund such awards. To the extent we use authorized but unissued shares of Capitol Federal Financial common stock, the interests of current shareholders will be diluted. Assuming all recognition and retention plan shares are awarded through the use of authorized but unissued shares of common stock, current shareholders would be diluted by approximately
1.01 percent.

ELIGIBILITY TO RECEIVE AWARDS

     The stock benefit plan committee may grant awards of restricted stock to directors, advisory directors and officers of Capitol Federal Financial and its subsidiaries. The stock benefit plan committee will select persons to receive stock awards among the eligible participants and determine the number of shares to be granted. There are currently 29 individuals who are eligible to receive stock awards under the recognition and retention plan.

TRANSFERABILITY OF AWARDS

     Awards under the recognition and retention plan generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the holder during the restricted period other than by will, the laws of descent and distribution or pursuant to a domestic relations order.

TERMS AND CONDITIONS OF AWARDS UNDER THE RECOGNITION AND RETENTION PLAN

     The stock benefit plan committee is authorized to grant awards of common stock to plan participants with the following terms and conditions and with additional terms and conditions not inconsistent with the provisions of the recognition and retention plan:

       (i) the stock benefit plan committee will establish for each participant a restricted period during which, or at the expiration of which, the shares of common stock awarded as restricted stock shall no longer be subject to restriction.

       (ii) the recipient of such shares, as owner, will have all the rights of a shareholder, including the power to vote and the right to receive dividends with respect to the restricted stock. Shares of restricted stock generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

       (iii) the stock benefit plan committee has the right to determine any other terms and conditions, not inconsistent with the recognition and retention plan, upon which a restricted stock award shall be granted. Accordingly, the stock benefit plan committee may provide in the applicable award agreement that upon the occurrence of certain events, such as the involuntary termination of an employee, any restrictions remaining with respect to the shares of stock granted pursuant to the recognition and retention plan will lapse without regard to the date that these restrictions would otherwise lapse and that the shares will no longer be subject to forfeiture by the recipient. In addition, the recognition and retention plan provides that upon the occurrence of a change of control of Capitol Federal Financial, any restrictions remaining with respect to the shares of stock granted pursuant to the recognition and retention plan will lapse without regard to the date that these restrictions would otherwise lapse and that the shares will no longer be subject to forfeiture by the recipient.

       (iv) the stock benefit plan committee also has the authority, in its discretion, to accelerate the time at which any or all of the restrictions will lapse with respect to any restricted stock awards, or to remove any or all of such restrictions, whenever it may determine that this action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

AMENDMENT OF THE RECOGNITION AND RETENTION PLAN

     The recognition and retention plan will continue in effect for a term of 15 years, after which no further awards may be granted under the plan. Our board of directors may at any time amend, suspend or terminate the recognition and retention plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the recognition and retention plan that will (i) increase the aggregate number of securities which may be issued under the plan, (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the plan or (iv) change the class of persons eligible to participate in the plan. No amendment, suspension or termination of the recognition and retention plan, however, will impair the rights of any participant, without his or her consent, in any award made pursuant to the recognition and retention plan.

FEDERAL INCOME TAX CONSEQUENCES

     Recipients of shares granted under the recognition and retention plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine the fair market value on the date of the grant of the restricted stock. Recipients of shares granted under the recognition and retention plan will also recognize ordinary income equal to their dividend or dividend equivalent payments when these payments are received.

AWARDS UNDER THE RECOGNITION AND RETENTION PLAN

     The following table presents information with respect to the number of shares of common stock granted by the board of directors under the recognition and retention plan. These awards are subject to approval of the recognition and retention plan by our shareholders at the special meeting. Awards under the recognition and retention plan are granted at no cost to the recipient. The dollar value of the shares set forth in the table below is based on $9.42 per share, the mean between the closing bid and asked quotations on The Nasdaq Stock Market on March 8, 2000, the latest practicable date available prior to mailing this proxy statement. The market price of Capitol Federal Financial common stock may fluctuate between the date of this document and the special meeting. Fluctuations in the market price of Capitol Federal Financial common stock will result in an increase or decrease in the value of the Capitol Federal Financial shares to be received by the individuals listed in the following table.



                           Capitol Federal Financial 2000 Recognition and Retention Plan
--------------------------------------------------------------------------------------------------------------------
                                                                                         Dollar           Shares of Stock
                               Name and Position                                         Value
--------------------------------------------------------------------------------------------------------------------
JOHN C. DICUS
  Chairman of the Board and Chief Executive Officer.............................        $2,826,000           300,000
JOHN B. DICUS
  Director, President and Chief Operating Officer...............................        $1,884,000           200,000
STANLEY F. MICK
 Executive Vice President and Chief Lending Officer.............................       $   659,400            70,000
NEIL F. M. MCKAY
 Executive Vice President, Chief Financial Officer and Treasurer................       $   659,400            70,000
LARRY K. BRUBAKER
 Executive Vice President for Corporate Services................................       $   659,400            70,000
EXECUTIVE GROUP (11 persons)....................................................        $8,525,100           905,000
NON-EXECUTIVE DIRECTOR GROUP (5 persons)........................................        $2,355,000           250,000
NON-EXECUTIVE OFFICER EMPLOYEE GROUP (13 persons)...............................        $1,177,500           125,000


     All shares of common stock reflected in the table above have been granted subject to shareholder approval of the recognition and retention plan, on the following terms and conditions, as follows:

     (i) the restricted shares will vest in five equal installments with the first installment vesting on the date of shareholder approval of the recognition and retention plan and the additional installments vesting ratably over the next four years on the anniversary of the date of shareholder approval of the recognition and retention plan . Once restricted shares have vested, they are no longer subject to forfeiture or restrictions under the recognition and retention plan.

     (ii) the recipients of the restricted shares, as owner of these shares, will have the power to vote, and the right to receive dividends with respect to, all of the restricted stock granted to them.

     (iii) the restrictions on an individual's restricted stock will automatically lapse and no longer be subject to the risk of forfeiture if the person's services with us are terminated as a result of death, disability or a change in control of Capitol Federal Financial. Termination of service for any reason, other than death, disability or a change in control of Capitol Federal Financial, will result in the forfeiture of any restricted stock then still subject to restrictions.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the recognition and retention plan. Capitol Federal Savings Bank MHC, which owns 57.03% of Capitol Federal Financial, intends to vote for approval of the recognition and retention plan.

      Your board of directors recommends that you vote "FOR" this proposal.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

     The members of the Board of Directors of Capitol Federal Financial and Capitol Federal Savings are identical. During fiscal 1999, each director of Capitol Federal Savings received a $1,000 monthly retainer, plus $1,000 for each meeting attended. In addition, each non-employee director received $500 per committee meeting attended.

     Mr. Quarnstrom, a director of Capitol Federal Financial, is a partner in the law firm of Shaw, Hergenreter, Quarnstrom & Peters, L.L.P. The firm receives a retainer fee to serve as general counsel for Capitol Federal Savings regarding real estate and litigation issues. The legal fees received by the law firm for professional services rendered to Capitol Federal Savings during the year ending September 30, 1999 were $81,143.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid by Capitol Federal Savings, to the Chairman and Chief Executive Officer of Capitol Federal Financial and Capitol Federal Savings and the four other highest compensated executive officers of Capitol Federal Savings during the fiscal year ended September 30, 1999, the first year Capitol Federal Financial operated as a public company.

                                                  Summary Compensation Table


                                                                                                      Long Term
                                                             Annual Compensation(1)             Compensation Awards
                                                    --------------------------------------------------------------------------------
                                                                                    Other        Restricted
                                                                                    Annual          Stock                 All Other
                                          Fiscal                                 Compensation       Award       Options    Compen-
      Name and Principal Position          Year          Salary        Bonus        ($)(1)           ($)          (#)       sation
------------------------------------------------------------------------------------------------------------------------------------
John C. Dicus, Chairman and Chief          1999        $624,000(2)    $99,477       23,754(3)                            $ 99,715(4)
Executive Officer                          1998         622,800(2)     95,355      109,620(3)        ---          ---     219,630

John B. Dicus, President and Chief         1999         314,000(2)     46,391       19,292(3)                              95,500(4)
Operating Officer                          1998         312,800(2)     40,096       19,292(3)        ---          ---      76,650

Stanley F. Mick, Executive Vice            1999           256,000      46,443        8,148(3)                              60,700(4)
President and Chief Lending Officer        1998           256,000      45,149        8,148(3)        ---          ---      41,850

Neil F. M. McKay, Executive Vice           1999           230,000      32,592        5,086(3)                              48,100(4)
President, Chief Financial Officer         1998           203,500      31,410        5,086(3)        ---          ---      29,250
and Treasurer

Larry K. Brubaker, Executive Vice          1999           186,500      35,462            ---                               27,100(4)
President for Corporate Services           1998           186,500      38,938            ---         ---          ---       8,250
-------------

(1) Does not include perquisites, which did not exceed the lesser of $50,000 or 10% of the named individuals' salary and bonus.
(2) Includes director fees of $24,000 and $22,800 for service on the board of directors for fiscal years 1999 and 1998, respectively.
(3) Represents the amount reimbursed for all or part of the tax liability resulting from the payment of premiums on life insurance policies pursuant to Executive Bonus Agreements for 1999 and 1998, respectively.
(4) Amounts represent allocations under Capitol Federal Savings' profit sharing plan, allocations under Capitol Federal Savings' ESOP, and premiums on universal life insurance policies pursuant to Executive Bonus Agreements for the year ended September 30, 1999. These amounts, respectively, include $5,802, $21,298 and $72,615 for Mr. John C. Dicus;

                                       15

     $5,802,  $21,298 and $68,400  for Mr.  John B. Dicus;  $5,802,  $21,298 and
     $33,600 for Mr.  Mick;  $5,802,  $21,298 and  $21,000  for Mr.  McKay;  and
     $5,802, $21,928 and $0 for Mr. Brubaker.


EMPLOYEE'S PENSION PLAN

     Capitol Federal Savings sponsored a defined benefit pension plan for its employees which terminated on May 31, 1999. Following the approval of the pension  plan's  termination  by  the  IRS  and  the  Pension  Benefit  Guaranty
Corporation, Capitol Federal Savings distributed the plan's assets to participants in accordance with their accrued benefits and the requirements of applicable law.

     Under the pension plan, employees were eligible to participate in the pension plan following the completion of at least 1,000 hours of service during a continuous 12-month period and attainment of age 21. A participant must have been credited with 5 years of service before attaining a vested interest in his or her retirement benefits, after which such participant was 100% vested. The pension plan was funded solely through contributions made by Capitol Federal Savings.

     The benefit provided to a participant at normal retirement age, which is generally the later of age 65 or the fifth anniversary of the year in which the participant commenced participation in the pension plan, is based on the average of the participant's annual compensation during the five plan years (June 1st to the following May 31st) of a participant's service which yields the highest average compensation. Compensation for this purpose equaled the participant's base salary, including any contributions through a salary reduction arrangement to a plan described under Section 125 or 401(k) of the Internal Revenue Code, but exclusive of overtime, discretionary bonuses, excess commissions, severance pay, or any special payments or other deferred compensation arrangements.

     The following table sets forth, as of May 31, 1999, the fiscal year end for this plan, estimated annual pension benefits for individuals at age 65 payable in the form of a life annuity under the most advantageous plan provisions for various levels of compensation and years of service. At May 31, 1999, the years of credited service of Messrs. John C. Dicus, John B. Dicus, Stanley F. Mick, Neil F.M. McKay and Larry K. Brubaker were 40, 14, 38, 5 and 28 years, respectively.


                               Years of Credited Service

Remuneration             15           20            25           30            35
--------------------------------------------------------------------------------------
     $150,000         $30,905       $41,207       $51,508      $61,810       $72,112
     $175,000         $33,067       $44,089       $55,111      $66,133       $77,155
     $200,000         $33,067       $44,089       $55,111      $66,133       $77,155
     $300,000         $33,067       $44,089       $55,111      $66,133       $77,155
     $400,000         $33,067       $44,089       $55,111      $66,133       $77,155
     $600,000         $33,067       $44,089       $55,111      $66,133       $77,155
     $800,000         $33,067       $44,089       $55,111      $66,133       $77,155


                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

                             ADDITIONAL INFORMATION

PROXY SOLICITATION COSTS

     Capitol Federal Financial will pay the costs of soliciting proxies. Capitol Federal Financial will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and employees of Capitol Federal Financial may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     In order to be eligible for inclusion in Capitol Federal Financial's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Capitol Federal Financial's executive office at 700 Kansas Avenue, Topeka, Kansas 66603 no later than August 22, 2000.

     To be considered for presentation at next year's annual meeting, although not included in the proxy statement, any shareholder proposal must be received at Capitol Federal Financial's executive office at least five days prior to next year's annual meeting. All shareholder proposals for inclusion in Capitol Federal Financial's proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any shareholder proposal (regardless of whether included in Capitol Federal Financial's proxy materials), Capitol Federal Financial's charter and bylaws.

                                                                      APPENDIX A


                            CAPITOL FEDERAL FINANCIAL

                      2000 Stock Option and Incentive Plan


         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

         2. Definitions. The following definitions are applicable to the Plan:

         "Affiliate"   --  means  any  "parent   corporation"   or   "subsidiary
corporation" of the Corporation, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

         "Award" -- means the grant by the Committee of an Incentive Stock Option, a NonQualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

         "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

         "Board" -- means the board of directors of the Corporation.

         "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

         "Code" -- means the Internal Revenue Code of 1986, as amended.

         "Committee" -- means the Committee referred to in Section 3 hereof.

         "Corporation" -- means Capitol Federal Financial, a federally-chartered corporation, and any successor thereto.

         "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under
Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

         "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing bid and asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

         "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

         "Option"   --  means  an  Incentive  Stock  Option  or a  Non-Qualified
Stock Option.

         "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

         "Plan" -- means this Capitol Federal Financial 2000 Stock Option and Incentive Plan.

         "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

         "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

         "Shares" -- means the shares of common stock of the Corporation.

         "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either
(i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any Affiliate for purposes of any other Award.

         3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4.       Shares Subject to Plan.

                  (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 3,780,718, plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

                  (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 1,000,000 Shares, subject to adjustment as provided in Section 6.

         5.       Awards.

              (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                    (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                    (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

                    (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                    (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

                    (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

              (b) Rights. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

       6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

       7. Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such

Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

       8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, other than Capitol Federal Savings Bank MHC, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation (whether in stand alone or mutual holding company form) or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event. Provided, however, that no Option or Right which has previously been exercised or otherwise terminated shall become exercisable.

       9. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

       10. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

       11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

       12. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

       13.    Amendment or Termination.

              (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

              (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

       14. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 13 hereof.

                                                                      APPENDIX B

                            CAPITOL FEDERAL FINANCIAL

                       2000 Recognition and Retention Plan


         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

         2. Definitions. The following definitions are applicable to the Plan:

         "Affiliate"   --  means  any  "parent   corporation"   or   "subsidiary
corporation" of the Corporation, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

         "Award" -- means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

         "Board" -- means the board of directors of the Corporation.

         "Code" -- means the Internal Revenue Code of 1986, as amended.

         "Committee" -- means the Committee referred to in Section 3 hereof.

         "Corporation" -- means Capitol Federal Financial, a federally-chartered corporation, and any successor thereto.

         "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

         "Plan"  --   means  this  Capitol  Federal  Financial  Recognition  and
Retention Plan.

         "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 5 hereof with respect to Restricted Stock awarded under the Plan.

         "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5 hereof.

         "Shares" -- means the shares of common stock of the Corporation.

         "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, advisory director or employee of the Corporation or any Affiliate. Service shall not be considered to have ceased in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

         3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4. Shares  Subject to Plan.  Subject to  adjustment by the operation of
Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 1,512,287 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

         5. Terms and Conditions of Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions as the Committee shall determine:

              (a) At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the Award Agreement, the Shares awarded as Restricted Stock shall no longer be subject to restriction. Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraph (b) of this Section 5 and Section 6 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends with respect to the Restricted Stock.

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



                    The Committee  shall have the authority,  in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

              (b) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                                    The  transferability of this certificate and
                    the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Capitol Federal Financial 2000 Recognition and Retention Plan. Copies of such Plan are on file in the office of the Secretary of Capitol Federal Financial, 700 S. Kansas Avenue, Topeka, Kansas 66603.

              (c) At the time of any Award, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

              (d) Upon the lapse of the Restricted Period, the Corporation shall redeliver to the Participant (or in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (b) of this Section 5, and the Shares represented by such certificate(s) shall be free of the restrictions imposed pursuant to paragraph (a) of this Section 5.

       6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award, and the certificate(s) or other instruments representing or evidencing such Restricted Stock shall be legended and deposited with the Corporation in the manner provided in Section 5(b) hereof.

       7. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 7 shall be deemed a "change in control": (i) any third person, other than Capitol Federal Savings Bank MHC, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the

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



Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse and all Shares awarded hereunder as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. Notwithstanding the above, no Award which has previously been forfeited shall become vested.

       8. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant in any instrument evidencing an Award may be assigned, encumbered or transferred other than by will, the laws of descent and distribution or pursuant to a "domestic relations order," as defined in
Section 414(p)(1)(B) of the Code.

       9. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

       10. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

       11. Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

       12.    Amendment or Termination.

              (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

              (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

       13. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 12 hereof.























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